Exhibit 99.8

Header of all slides
[Logo] Microsemi                    more than solutions - enabling possibilities
                                                           Analyst Day |11/7/01|
                                                        http://www.microsemi.com

Slide 1

Microsemi Medical Markets
Managing Power & Sound
Fernando Lynch
Strategic Marketing - Medical and Audio Products

Slide 2

Disclaimer
 . Some of the information in this presentation may contain projections or other forward-looking statements regarding future events or the future financial performance of Microsemi Corporation.
 . We wish to caution you that these statements are only predictions and that actual events or results may differ materially. We refer you to the documents the company files from time to time with the Securities and Exchange Commission, specifically, the Company's most recent Form 8-K, 10-K and Form 10-Q.
 . These documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward -looking statements.
 .  Amounts shown are estimates of projected revenue growth from new products.
   These estimates represent the average of the range of company estimates developed from external market research data, as well as internal company market and product forecasts. Amounts could change due to changes in market conditions, customer acceptance and other factors, whether known or unknown to the company at this time. Please refer to Microsemi Safe Harbor Statement.

Slide 3

Medical Market Growth for MSCC

               MRI               Hearing Aid                     Implantable
               GE Medical        Knowles, CODEC      APTI Alliance, MED427, IC Design Center
----------------------------------------------------------------------------------------------
FY99             0.1                    0                             10
FY00             0.25                   0                             12
FY01E            0.4                    0.5                           14
FY02 Goal        1.2                    3.2                           17
FY03 Goal        2                      6                             20

Slide 4

MSCC served medical markets
 .    Re-positioning mil/space heritage products into medical devices
     - PIN diode for rugged Navy sonar = perfect for high performance MRI Coil switch
     - H.V. avalanche diode for satellite = perfect for implantable defib charging circuit
 .    Medical and mil/space systems have similar requirements
     - Fail-safe performance, high reliability, advanced packaging, flip-chip and modules
     - Trend from discrete only - to IC - to total system level solutions

             End Product   Implantable          Implantable       Implantable        Hearing    Diagnostic        MRI, Magnetic
                           Cardioverter          Pacemaker      Neurostimulator        Aid      "Point of          Resonance
Semiconductor              Defibrillator, ICD                                                      Care"           Imaging Coil
                          -------------------   -------------  ------------------    ---------  ------------     ---------------
Manufacturer
--------------
Captive  (in-house)                 50%                  70%               25%              50%            0%              0%
Microsemi                           25%                  25%               70%              30%            5%             70%
Zarlink/Mitel                       10%                   5%                5%               5%           20%
IXYS                                12%
International  Rectifier             3%
Medtronic/ MicroRel                                                                          5%           25%
Resistance Technology                                                                        5%
Gennum                                                                                       5%
Alpha                                                                                                                     15%
MA/COM                                                                                                                    15%
Various ASIC/Foundry                                                                                      50%
                      TOTAL        100%                 100%              100%             100%          100%            100%

Slide 5

Market dynamics:  MRI coils
 .    All MRI Coils use PIN diodes for transmit/receive
 .    Market share
     -    G.E. 70%
     -    Siemens 10%
     -    Philips 10%
     -    Toshiba 5%
     -    Hitachi 5%
 .    MSCC outpacing market growth
     -    Increasing market share, higher dollar content
          --  MSCC sole source at G.E., penetrating Europe and Asia
          -- New machines with higher tesla rating require higher voltage semiconductors with higher ASP's
                  -  M/A Com and Alpha can't compete at these power levels

Slide 6

Market dynamics: implant defibs
 .    100,000 implantable defibs manufactured 2001
      -  Worldwide potential > 500,000 people (defib + pacer)
      -  CAGR was 25%, now 15%
         --  Availability of qualified surgeons and over-stocking
 .    Market share
      -  Medtronic 45%
      -  Guidant 40%
      -  Biotronik 10%
      -  St. Jude Medical 5%
 .    MSCC outpacing market growth
      -  Increased market share, higher dollar content
         -- Trend towards combo units (pacer + defib)
         -- From Single to Biphasic, trend is to Triphasic

Slide 7

Market dynamics: hearing aids
 .    6,000,000 hearing aids manufactured 2001
     -  Worldwide potential greater than 70 million people (one ear)
     -  CAGR 6% (10% for DSP)
        -- High cost of $1500 -$3000 each hearing aid inhibiting growth -
     -  Non-programmable 40%, analog programmable 35%, DSP 25%
     -  Microsemi SAM $32 million by FY04

 .    Market share
     -  OEM
        -- Siemens 21%, GN 17%, Starkey 15%, Oticon 14%, Phonak 14%, Widex 9%
     -  Components (receivers and transducers)
        -- Knowles 80%, Microtronic 10%, Star Micronics 10%
 .    MSCC outpacing market growth
     -  Increased market share, higher dollar content
        -- MSCC sole source for Knowles Class-D
           - Knowles supplies 80% of world speakers, 50% use Class D
           - Microsemi will supply 100% of Knowles Class D Solution by mid FY02 -- Expected by mid FY02 - 50% of hearing aids will use MSCC solution
        -- MSCC "one chip" hearing aid opens low cost market in developing countries

Slide 8

What sets us apart?
 .    MRI Coils
     - MSCC greater than 10 year high reliability track-record at G.E. -- HUM2010 series best in class product, PIN diode
        -- Competition can't adjust rapidly to new product needs
 .    Implantable defibs
     -  MSCC greater than 20 year high reliability track-record
        -- Market entry for new player is nearly impossible
     -  Product diversity limits competition
        --  MSCC is top 5 supplier to Guidant
        --  Diodes, TVS, Schottkys, TSPD, MOSFETs, Thyristors
     -  Total engineered system level solution
        --  MED427 high voltage IC controlled 1/2 bridge
 .    Hearing aids
     - Highest fidelity, lowest standby current (longer battery life) -- LX1790 best in class product, Class-D amplifier
        -- InSonus one chip hearing aid, 6 months on single battery
     - MSCC greater than 15 years design experience in hearing aids
[picture]
[picture]
[picture]
[picture]
[picture]
[picture]
[picture]
[picture of discrete component]
[graphic of circuit board]
[insonus Logo]
[picture of various components]

Slide 9

Dollar content: MRI coils

[schematic of MRI coils] Shield, Magnet, Gradient Coils, RF Coil, Patient Table,
                         RF Coil, Gradient Coils, Magnet, Film, Display, Gradient Amp, Gradient Pulse Prog, Computer, RF Detector, Digitizer, Pulse Prog, RF Source, RF Amp

Transmit High Power PIN Diode $50.00
Receive Low Power PIN Diode $10.00
[picture of various components]

Slide 10

Dollar content: implant defibs

$350 per defib
Battery     Charge regulation            Schottky          $10.00
Isolation   Level shifter                Controller IC     $10.00
Switching   1/2 bridge x2 or x 3         MED427            $80.00
                                         Thyristor         $30.00
                                         HV Diodes         $20.00
            DC diode bridge              Diodes            $ 2.00
Protection  Pulse/sense/shock leads      TVS/TSPD Array    $15.00
            Defib shock blank circuit    MOSFET Array      $25.00
Shok Charge Centertap diodes             SiC HV Diodes     $20.00

AVG Total Conent
FY02E = $100.00
FY03E = $200.00
FY04E = $350.00

Slide 11

Dollar content: hearing aids


$32 Mil Sam

Typial Digital Programmable Hearing Aid
CODEC $1.50
CODEC w/Class-D  $3.00

[schematic] (Integrated) Transducer/Microphone, Buffer Amp $0.80, 16 bit A/D $0.50, DSP, 16 bit D/A $0.50, Class-D Amp $1.00, Speaker/Receiver (Integrated Option)

LX1793 One Chip Analog Programmable Hearing Aid
[schematic]  Transducer/Microphone, $7.00, Speaker/Receiver

AVG Total Conent
FY02E = $1.00
FY03E = $2.00
FY04E = $4.00

Slide 12

Highlight product: MRI coils

HUM2010 Series Transmit / UM7201 Series Receive
 .  Features
   -  High power transmit PIN diode in stud mount packages
   -  RF control up to 5KW
   -  Low power receive PIN diode in axial and strip packages
   -  Highest voltage and lowest leakage in class
   -  Highest isolation, lowest loss, lowest signal distortion
 .  Competition
   -  M/A Com and Alpha
 .  Primary Customers
   -  GE Medical, Toshiba
 .  Revenues
   -  ~$1.2 in FY02
   -  ~$2.0 in FY03
[picture of various components]

Slide 13

Highlight product: implant defib

MED427
 .  Features
   -  Integrated IC charge pump replaces bulky, difficult to mount transformers
   -  MCM/BGA package reduces footprint, part count
   -  Enhances reliability and reduces cost
 .  Competition
   -  Virtually none
   -  Combined IRF, IXYS and Mitel Chips into one module
 .  Primary Customers
   -  Biotronik, St. Jude
 .  Potential Revenues
   -  $0.25 mil in FY02
   -  $3 mil in FY03
[graphic of circuit board design]
[schematic]  800V cpump, High voltage, Defib control block

Slide 14

Highlight product: hearing aids
LX1790
 .  Features
   -  50mW Class-D amplifier with highest fidelity and lowest power consumption
   -  Flip-chip and wafer-thinned die reduces footprint
   -  Enhances reliability  and reduces cost
 .  Competition
   -  Mitel/Zarlink
 .  Primary Customers
   -  Knowles, Microtronic, Star Micronics
 .  Potential LX1790 Revenues
   -  ~$3.2 mil in FY02E
   -  ~$4.0 mil in FY03E
   -  ~$15 mil in related or derivative products by FY04E
[graphic of circuit board]

Slide 15

Future product roadmap
 .  MRI coils: expanding focus to other major diagnostic fields such as diabetes. Portable glucose meters worldwide market 10 million units
   - Developing standard potentiostatic (blood glucose level reading) interface IC with ASP around $2.00
 .  Implantable defibs: SiC (silicon carbide) substrates have 10x thermal conductivity and faster speed compared to silicon
   - Released SiC Schottky up to 600V to replace HV silicon diodes
     -- ASP doubles, further separates us from competition
     -- Potentially doubles defibrillator battery life
 .  Hearing aids: 8 new IC's in development including buffer amps, A/D, D/A,
   CODEC, various Class-D amps, and "one chip" hearing aid
   - Re-positioning core hearing aid audio technology into other consumer products such as mobile phones, MP3 players, PDA, and.......